Property and Equipment, net	12 Months Ended
Dec. 31, 2021
TEMPO AUTOMATION INC
Property and Equipment, net
(5)	Property and Equipment, net

Property and equipment, net consists of the following (in thousands):

	As of December 31,
	2021	2020
Manufacturing equipment	$9,732	$9,197
Leasehold improvements	4,811	4,811
Computer equipment	489	395
Office furniture and fixtures	462	462
Software	248	248
Total property and equipment	15,742	15,113
Less accumulated depreciation	(6,851)	(4,511)
Total property and equipment, net	$8,891	$10,602

Depreciation expense for the years ended December 31, 2021 and 2020 was $2.3 million and $2.2 million, respectively. The following table summarizes depreciation expense and its allocation within the accompanying statements of operations (in thousands):

	Year ended December 31,
	2021	2020
Cost of goods sold	$530	$1,125
Research and development	574	901
Sales and marketing	137	124
General and administrative	1,101	42
Total depreciation expense	$2,342	$2,192